Fourth Quarter Investor Presentation A Publicly Registered Non - Traded BDC Exhibit 99.1

Investing in America’s Growth Disclosures 2 This presentation contains “forward looking statements” that are subject to risks and uncertainties . Actual outcomes and results could differ materially from those suggested by this presentation due to the impact of many factors beyond the control of Business Development Corporation of America (“BDCA”), including those listed in the “Risk Factors” section of our filings with the Securities and Exchange Commission (“SEC”) . Any such forward - looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and BDCA assumes no obligation to update or revise any such forward looking statements . Certain information included in this presentation (including certain information relating to portfolio companies) was derived from third party sources and has not been independently verified and, accordingly, BDCA makes no representation or warranty in respect of this information . The following slides contain summaries of certain financial and statistical information about BDCA . The information contained in this presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time . We undertake no duty or obligation to publicly update or revise the information contained in this presentation . In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured . You should not view the past performance of BDCA, or information about the market, as indicative of BDCA’s future results . This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities of BDCA .

Investing in America’s Growth Portfolio Snapshot * 3 ▪ 125 Portfolio Companies ▪ $ 2.5 Billion in Assets Under Management ▪ 9.6% Weighted Average Current Yield *Per BDCA 4Q 2015 10 - K Security Mix Fixed vs. Floating 8.8% 91.2% Fixed Float 60.8% 15.1% 4.0% 11.3% 8.8% First Lien Second Lien Subordinated Collateralized Securities Equity / Other

Investing in America’s Growth Assets Under Management ($ in millions) 4 *Investments Under Management includes cash $240 $356 $519 $753 $1,058 $1,349 $1,960 $2,034 $2,170 $2,216 $2,396 $2,499 $2,462 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015

Investing in America’s Growth Investment Thesis 5 ▪ Focused on lending to middle market American businesses ▪ 3 Primary objectives*: - Preserve and protect capital; - Provide attractive and stable cash distributions; and - Increase the value of assets in order to generate capital appreciation BDCA seeks to provide: *There is no guarantee these objectives will be met.

Investing in America’s Growth BDCA Credit Portfolio and Yield Profile 6 Overview of Portfolio Composition by Security Type Security Q4 2014 Q1 20 15 Q2 20 15 Q3 20 15 Q4 20 15 First Lien 52.0% 51.5% 54.4% 58.5% 60.8% Second Lien 14.0% 13.7% 14.6% 14.2% 15.1% Subordinated 3.2% 3.9% 3.7% 3.6% 4.0% Collateralized Securities 19.1% 20.6% 16.5% 13.9% 11.3% Equity / Other 11.7% 10.3% 10.8% 9.8% 8.8% During the last year, the concentration in First Lien Loans has increased, while Collateralized Securities has declined. Source: SEC filings as of 12/31/15

Investing in America’s Growth Sector Diversification Mitigating Risk 7 Industry % of Portfolio Diversified Investment Vehicles 17.4% Aerospace & Defense 10.3% Hotels, Restaurants & Leisure 6.3% Media 6.0% Diversified Consumer Services 5.5% Health Care Providers & Services 5.0% Internet Software & Services 4.9% IT Services 4.3% Software 3.8% Commercial Services & Supplies 3.6% Top 10 Industries 67.1% Remaining Portfolio 32.9% Total Portfolio 100.0% Source: SEC filings as of 12/31/15 (1) Diversified investment vehicles consists of Collateralized Securities and equity investments in funds; CLOs typically consist of a portfolio of 120+ senior secured loans Diversified Investment Vehicles Aerospace & Defense Hotels, Restaurants & Leisure Media Diversified Consumer Services Health Care Providers & Services Internet Software & Services IT Services Software Commercial Services & Supplies Real Estate Management & Development Food Products Specialty Retail Professional Services Electronic Equipment, Instruments & Components Auto Components Transportation Infrastructure Consumer Finance Diversified Telecommunication Services Diversified Financial Services Chemicals Building Products Personal Products Air Freight & Logistics Machinery Life Sciences Tools & Services Insurance Household Durables Distributors Communications Equipment Wireless Telecommunication Services Textiles, Apparel & Luxury Goods Health Care Technology Metals & Mining Capital Markets Oil, Gas & Consumable Fuels Portfolio Based on Obligor Industry No industry represents greater than 11% of the portfolio (excluding diversified investment vehicles (1) )

Investing in America’s Growth Industry Trends ***Federal Deposit Insurance Corporation, represents number of commercial banking institutions insured by the FDIC as of 12/31/14 8 0 2,000 4,000 6,000 8,000 10,000 12,000 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 U.S. FDIC Insured Commercial Banks*** Historical Trailing 12 Month Default Rate* Historical Recovery Rates** *JP Morgan High Yield Default Monitor, LTM Default Rate by Issuer, March 2015 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 80.3% 63.5% 48.1% 28.2% 1 st Lien Loans Senior Secured Bonds Senior Unsecured Bonds Subordinated Bonds **Moody’s Investor Service, Annual Default Study: Corporate Default and Recovery Rates, 1920 - 2013, February 2014 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Leveraged Loans High Yield

Investing in America’s Growth ▪ Build upon our direct origination leadership position ▪ Continue to deploy / reposition capital ▪ Focus on growing Net Asset Value ▪ Utilize unused balance sheet capacity to increase ROI and dividend coverage 31 Key Initiatives 9

Investing in America’s Growth » For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 » Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com » Shareholders may access their accounts at www.ar - global.com Investor Services 10

Investing in America’s Growth The following is a summary of risk factors for Business Development Corporation of America . Risk Factors 11 • You should not expect to be able to sell your shares regardless of how we perform . • If you are able to sell your shares, you will likely receive less than your purchase price . • Our Adviser and its affiliates, including our officers an some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders . • We do not intend to list our shares on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the shares to develop . • We may borrow funds to make investments . As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique . Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, thereby increasing the risks associated with investing in our securities . Moreover, any assets we may acquire with leverage will be subject to management fees payable to our Adviser ; thus our Adviser may have an incentive to increase portfolio leverage in order to earn higher management fees . • Because you will be unable to sell your shares, you will be unable to reduce your exposure in any market downturn . • Our distributions may be funded from any sources of funds available to us, including offering proceeds and borrowings as well as expense support payments from our Adviser that are subject to reimbursement to it, which may constitute a return of capital and reduce the amount of capital available to us for investment . We have not established limits on the amount of funds we may use from available sources to make distributions . The Adviser has no obligation to make expense support payments in the future . Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses . Our Adviser may also waive reimbursements by us for certain expenses paid by it to fund our distributions . The waived reimbursements may be subject to repayment in the future, reducing future distributions to which our stockholders may be entitled .

Investing in America’s Growth ALL OTHER INQUIRIES Business Development Corporation of America 405 Park Avenue New York, NY 10022 212 - 415 - 6500 b dca.com Business Development Corporation of America